Exhibit 99.1

1 Chris Myers

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; ability to repurchase our securities issued to the U.S. Treasury pursuant to its Capital Purchase Program; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2009, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

3 Total Assets: $6.8 Billion Gross Loans: $3.9 Billion Total Deposits (Including Repos): $5.1 Billion Tang. Common Equity: $586 Million Market Capitalization: $1.1 Billion Source: Q1 2010 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) *non-covered loans Operating Highlights Financial Highlights 3/31/10 Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974. Serves 42 cities with 44 business financial centers and 6 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Strong credit culture and underwriting integrity remain paramount at CVB NPA's / Loans & OREO*: 2.61% LLR / NPL's: 146% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7% Texas Ratio: 15.7%

4 Significant equity ownership among executive management and board of directors Total Board: 15.42%, Total Board plus 'retired' directors: 23.48% Borba family: 12.63% Edward J. Biebrich Jr. Executive Vice President 28 Years 12 Years Chief Financial Officer Todd E. Hollander Executive Vice President 19 Years 2 Years Sales Division Christopher D. Myers President 25 Years 4 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 31 Years 23 Years Chief Risk Officer Chris A. Walters Executive Vice President 23 Years 3 Years CitizensTrust Banking CVBF Name Position Experience Service James F. Dowd Executive Vice President 33 Years 2 Years Chief Credit Officer David Harvey Executive Vice President 20 Years New Chief Operations Officer Chief Operations Officer Chief Operations Officer

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Rank Name Asset Size (3/31/10) 1 Wells Fargo $1,223,630 2 Union Bank $85,471 3 Bank of the West* $73,814 4 East West Bank $20,299 5 City National Bank $20,066 6 SVB Financial $14,125 7 Cathay Bank $11,870 8 Pacific Capital Bank $7,372 9 CVB Financial Corp $6,789 10 Pacific Western Bank $5,203 11 Westamerica Bank $4,745 12 Farmers & Merchants of Long Beach $4,090 6 In millions *as of 12/31/09

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9 Commercial Banking Centers Business Financial Centers New Business Financial Centers (SJB) 44 Business Financial Centers 6 Commercial Banking Centers

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(000's) Covered Loans* % Non-Covered Loans % Los Angeles County $20,480 3.4% $1,151,079 32.7% Inland Empire (Riverside & San Bernardino Counties) $3,199 0.5% $764,922 21.8% Orange County $7,294 1.2% $514,543 14.6% Central Valley $466,589 77.5% $612,110 17.4% Other $104,819 17.4% $474,487 13.5% Total $602,381 100% $3,517,141 100% 11 *Prior to MTM discount

12 As of 3/31/2010 CRE loans totaled $1.99 billion, while construction stood at $223.7 million, or 6.4% of total loans. Construction loans totaled $265.4 million at 12/31/09 Of the CRE loans on the balance sheet, 37.1% are owner-occupied $52.4 million of the construction portfolio is related to residential construction, while the remaining $171.3 million is allocated to commercial construction CVBF's land development exposure is limited, which has helped the Bank avoid material losses in that struggling asset class. Approximately 18% of the construction portfolio is related to commercial / residential land development Source: Q1 2010 earnings release & company reports Orange County Other Areas Los Angeles Inland Empire Central Valley Orange County San Diego Other Areas Los Angeles Inland Empire Central Valley Central Valley CRE Portfolio by Region $1.99 Billion Construction Portfolio by Region $223.7 Million *Non-Covered Loans

13 As of 3/31/2010 real estate loans totaled $2.2 billion, with the largest allocation going to industrial real estate at $656 million, or 29.2% of RE loans The weighted average owner occupied level for the RE portfolio is approximately 45% CVBF's single family residential portfolio is 100% owner occupied Single family mortgage pools were purchased to diversify the Bank's portfolio as it makes few single family loans; original target metrics - FICO's in the 700-800 range with LTV's in the 60% - 80% range. No sub-prime lending Source: Q1 2010 earnings release & company report s *Non-covered loans Single Family Direct 2.4% Single Family Mortgage Pools 8.9% Multifamily 4.8% Industrial 29.2% Office 17.3% Retail 10.7% Medical 6.0% Secured by Farmland 7.0% Other 13.8% 13.8% 13.8%

As of 3/31/2010 non-performing assets totaled $92 million, of which $76.8 million and $15.2 million were from non-performing loans and OREO, respectively On a peer comparison basis, CVBF's credit metrics are superior NPA's / Loans & OREO: 2.61% vs. 7.28% for peers (peers as of Q4 09) LLR / NPL's: 146.2% vs. 71.7% for peers (peers as of Q4 09) NCO's / Avg. Loans: 0.25% vs. 4.76% for peers (peers as of Q4 09) As of 3/31/2010 over 30 days past due loans totaled 0.51% 14 C&I 7.5% CRE 24.0% SFR Mortgage 14.9% RE Construction Commercial 33.9% RE Construction & Land Residential 3.1% 3.1% 3.1% 3.1% *Non-Covered Loans Source: Q1 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion OREO 16.5% Consumer 0.1%

15 *Non-covered Loans

Transitioning from a Community Bank to a Regional Bank 16

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 17

18 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

19 Acquisitions --Banks-- --Trust- -

20 As of 3/31/10

Bank Name Date Acquired Geographic Market # of Locations Total Assets (3/31/10) First Coastal Bank June 2007 South Bay 4 /3 $127,268 San Joaquin Bank October 2009 Kern County 5/4 $459,344 (000's) Total: $586,612 * *Net of MTM Discount

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23 *Covered and Non-Covered

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25 Capital and strong Loan Loss Reserves are paramount Strong, disciplined credit underwriting/credit culture Drive low-cost deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Control our destiny; 'earn' independence from the government Focus on relationships not transactions Cross-sell: capture the whole wallet Long-term outlook Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities Build new Fee Income opportunities

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